UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 9, 2024, Axcelis Technologies, Inc. (the “Company”) held its previously announced annual meeting of stockholders (the “Annual Meeting”). Effective at the Annual Meeting, Mary G. Puma, who served as Executive Chairperson of the Company’s Board of Directors since May 11, 2023, resigned from that executive officer role concurrently with the end of her term on the Board of Directors. Ms. Puma was a named executive officer in the definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2024. Ms. Puma will continue to serve as an Executive Advisor to the Company in accordance with the Amended and Restated Employment Agreement between the Company and Ms. Puma, dated February 24, 2023, included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 18, 2023.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, following receipt of stockholder approval at the Annual Meeting as reported in Item 5.07 below, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Restated Certificate of Incorporation (the "Charter"). As discussed further in the Proxy Statement, the Certificate of Amendment serves to update the director exculpation provision in the Charter to include certain of the Company’s senior corporate officers as permitted by Section 102(b)(7) of the Delaware General Corporation Law. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the offices of the Company at 108 Cherry Hill Drive, Beverly, Massachusetts on May 9, 2024. Out of 32,602,657 shares of Common Stock (as of the record date of March 15, 2024) entitled to vote at the meeting, 28,436,131 shares, or 87.22%, were present in person or by proxy.

1.	At the Annual Meeting, each of the nine nominees for election as directors received the number of votes set forth opposite the nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

Proposal 1

	Number of Votes
Proposal to elect the following nominees as a director	For	Withheld	Broker Non- Votes	Percentage of Total Voted For
1. Tzu-Yin Chiu	22,278,399	2,660,214	3,497,518	89.33%
2. Gregory B. Graves	24,345,519	593,094	3,497,518	97.62%
3. John T. Kurtzweil	24,462,793	475,820	3,497,518	98.09%
4. Russell J. Low	24,243,242	695,371	3,497,518	97.21%
5. Jeanne Quirk	23,861,266	1,077,347	3,497,518	95.68%
6. Necip Sayiner	24,490,223	448,390	3,497,518	98.20%
7. Thomas St. Dennis	22,116,126	2,822,487	3,497,518	88.68%
8. Jorge Titinger	21,978,838	2,959,775	3,497,518	88.13%
9. Dipti Vachani	24,435,030	503,583	3,497,518	97.98%

2.	The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company’s financial statements for the year ending December 31, 2024. A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders:

Proposal 2

Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s financial statements for the year ending December 31, 2024.	27,288,970	1,110,956	36,205	0	96.09%

3.	The following sets forth the tally of the votes cast on the proposal to amend the Charter to reflect new Delaware law provisions limiting officer liability, as described under “Proposal 3” in the Proxy Statement. A majority of the shares outstanding were voted in favor of the proposal, and therefore the amendment has been approved by our stockholders. The Certificate of Amendment was filed with the Secretary of State of Delaware on May 9, 2024 following the Annual Meeting.

Proposal 3

	Number of Votes
					Percentage
				Broker Non-	of Shares Outstanding
	For	Against	Abstaining	Votes	Voted For
Proposal to amend the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions limiting officer liability.	23,098,183	1,786,174	54,256	3,497,518	70.85%

4.	The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2023, as described under “Executive Compensation” in the Proxy Statement. A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Proposal 4

Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2023, as described under “Executive Compensation” in the Proxy Statement for the Annual Meeting.	23,339,775	1,538,281	60,557	3,497,518	93.82%

Item 8.01. Other Events.

On May 9, 2024, following the Annual Meeting, the Board of Directors of the Company:

•	fixed the size of the Board of Directors at nine;

•	elected Jorge Titinger as the Non-Executive Chairperson of the Board of Directors;

•	appointed Gregory B. Graves, Necip Sayiner, Jorge Titinger and Dipti Vachani to serve as the Compensation Committee of the Board of Directors, with Mr. Titinger designated as Chairperson thereof;

•	appointed Gregory B. Graves, John T. Kurtzweil, and Jeanne Quirk to serve as the Audit Committee of the Board of Directors, with Mr. Kurtzweil designated as Chairperson thereof;

•	appointed John T. Kurtzweil, Jeanne Quirk, and Thomas St. Dennis to serve as the Nominating and Governance Committee of the Board of Directors, with Ms. Quirk designated as Chairperson thereof; and

•	appointed Tzu-Yin Chiu, Necip Sayiner, Thomas St. Dennis, and Dipti Vachani to serve as the Technology and New Product Development Committee of the Board of Directors, with Mr. St. Dennis designated as Chairperson thereof.

Such election and appointments are to serve until the next annual meeting of the Board of Directors and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation, or removal.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company filed May 9, 2024. Filed herewith.

104	Cover Page Interactive Data Filed (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024	Axcelis Technologies, Inc.

	By:	/s/ Lynnette C. Fallon
Lynnette C. Fallon
Executive Vice President HR/Legal and General Counsel